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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  Form 8-K


                               Current Report

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported) - April 9, 1998



                         TEXAS UTILITIES COMPANY


          (Exact name of registrant as specified in its charter)


           TEXAS                    1-12833                 75-2669310

(State or other jurisdiction      (Commission           (I.R.S. Employer
    of incorporation)             File Number)          Identification No.)



        Energy Plaza, 1601 Bryan Street, Dallas, Texas         75201-3411
        (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number, including Area Code - (214) 812-4600


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     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits

            99(a)  Independent Auditors' Consent.







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                                 SIGNATURE


             Pursuant to the requirements of the Securities Exchange
      Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TEXAS UTILITIES COMPANY



                                     By:  /s/ Michael J. McNally
                                        --------------------------------
                                         Name:  Michael J. McNally
                                         Title: Executive Vice President


      Dated:  April 9, 1998









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                            EXHIBIT INDEX


         Exhibit         Description
         -------         -----------

           99(a)         Independent Auditors' Consent